Exhibit 12

[Willkie Farr & Gallagher LLP Letterhead]

December 7, 2009

Focused Small-Cap Growth Portfolio

a series of SunAmerica Focused Series, Inc.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

SunAmerica Growth Opportunities Fund

a series of SunAmerica Equity Funds

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

Ladies and Gentlemen:

You have asked us for our opinion concerning certain U.S. federal income tax consequences to (i) Focused Small-Cap Growth Portfolio (“Acquiring Fund”), a separate series of SunAmerica Focused Series, Inc. (“Acquiring Portfolio”), a Maryland corporation, (ii) SunAmerica Growth Opportunities Fund (“Acquired Fund”), a separate series of SunAmerica Equity Funds (“Acquired Portfolio”), a Massachusetts business trust, and (iii) the holders (“Shareholders”) of voting shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), when the Shareholders receive solely voting shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) in exchange for their Acquired Fund Shares pursuant to the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain of the liabilities of the Acquired Fund (“Reorganization”), all pursuant to that certain Agreement and Plan of Reorganization, dated August 26, 2009, adopted by the Board of Directors of the Acquiring Portfolio on behalf of the Acquiring Fund and the Board of Trustees of the Acquired Portfolio on behalf of the Acquired Fund (“Plan”). This opinion is being delivered pursuant to Section 8.6 of the Plan. The liabilities to be assumed by the Acquiring Fund are defined in Section 1.3 of the Plan (“Assumed Liabilities”).

We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents

Focused Small-Cap Growth Portfolio

SunAmerica Growth Opportunities Fund

December 7, 2009

as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund set forth in the Plan and representations made in letters from the Acquiring Fund and the Acquired Fund addressed to us for our use in rendering this opinion (“Tax Representation Letters”). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (“Code”), Treasury regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

Based upon the foregoing, we are of the opinion that for U.S. federal income tax purposes:

•

the transfer to the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Assumed Liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its Shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Assumed Liabilities of the Acquired Fund;

•

under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s Assumed Liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its Shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization;

Focused Small-Cap Growth Portfolio

SunAmerica Growth Opportunities Fund

December 7, 2009

•	under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund Shares;

•	under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor;

•

under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the Shareholder held the Acquired Fund Shares at the time of the Reorganization as capital assets;

•

under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

•

under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

This opinion does not address the tax consequences to contracts or securities on which gain or loss is recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization. Our opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Plan, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects.

Sincerely yours,

/s/    Willkie Farr & Gallagher

[Willkie Farr & Gallagher LLP Letterhead]

December 7, 2009

Focused Small-Cap Growth Portfolio

a series of SunAmerica Focused Series, Inc.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

SunAmerica New Century Fund

a series of SunAmerica Equity Funds

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

Ladies and Gentlemen:

You have asked us for our opinion concerning certain U.S. federal income tax consequences to (i) Focused Small-Cap Growth Portfolio (“Acquiring Fund”), a separate series of SunAmerica Focused Series, Inc. (“Acquiring Portfolio”), a Maryland corporation, (ii) SunAmerica New Century Fund (“Acquired Fund”), a separate series of SunAmerica Equity Funds (“Acquired Portfolio”), a Massachusetts business trust, and (iii) the holders (“Shareholders”) of voting shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), when the Shareholders receive solely voting shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) in exchange for their Acquired Fund Shares pursuant to the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain of the liabilities of the Acquired Fund (“Reorganization”), all pursuant to that certain Agreement and Plan of Reorganization, dated August 26, 2009, adopted by the Board of Directors of the Acquiring Portfolio on behalf of the Acquiring Fund and the Board of Trustees of the Acquired Portfolio on behalf of the Acquired Fund (“Plan”). This opinion is being delivered pursuant to Section 8.6 of the Plan. The liabilities to be assumed by the Acquiring Fund are defined in Section 1.3 of the Plan (“Assumed Liabilities”).

We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such

Focused Small-Cap Growth Portfolio

SunAmerica New Century Fund

December 7, 2009

documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund set forth in the Plan and representations made in letters from the Acquiring Fund and the Acquired Fund addressed to us for our use in rendering this opinion (“Tax Representation Letters”). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (“Code”), Treasury regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

Based upon the foregoing, we are of the opinion that for U.S. federal income tax purposes:

•

the transfer to the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Assumed Liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its Shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Assumed Liabilities of the Acquired Fund;

•

under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s Assumed Liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its Shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization;

•	under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund Shares;

Focused Small-Cap Growth Portfolio

SunAmerica New Century Fund

December 7, 2009

•	under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor;

•

under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the Shareholder held the Acquired Fund Shares at the time of the Reorganization as capital assets;

•

under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

•

under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

This opinion does not address the tax consequences to contracts or securities on which gain or loss is recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization. Our opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Plan, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects.

Sincerely yours,

/s/    Willkie Farr & Gallagher LLP

[Willkie Farr & Gallagher LLP Letterhead]

December 7, 2009

Focused Small-Cap Growth Portfolio

a series of SunAmerica Focused Series, Inc.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

Focused Mid-Cap Growth Portfolio

a series of SunAmerica Focused Series, Inc.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

Ladies and Gentlemen:

You have asked us for our opinion concerning certain U.S. federal income tax consequences to (i) Focused Small-Cap Growth Portfolio (“Acquiring Fund”), a separate series of SunAmerica Focused Series, Inc. (“Portfolio”), a Maryland corporation, (ii) Focused Mid-Cap Growth Portfolio (“Acquired Fund”), also a separate series of the Portfolio, and (iii) the holders (“Shareholders”) of voting shares of common stock of the Acquired Fund (“Acquired Fund Shares”), when the Shareholders receive solely voting shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”) in exchange for their Acquired Fund Shares pursuant to the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain of the liabilities of the Acquired Fund (“Reorganization”), all pursuant to that certain Agreement and Plan of Reorganization, dated August 26, 2009, adopted by the Board of Directors of the Portfolio on behalf of the Acquiring Fund and the Acquired Fund (“Plan”). This opinion is being delivered pursuant to Section 8.6 of the Plan. The liabilities to be assumed by the Acquiring Fund are defined in Section 1.3 of the Plan (“Assumed Liabilities”).

We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the

Focused Small-Cap Growth Portfolio

Focused Mid-Cap Growth Portfolio

December 7, 2009

capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund set forth in the Plan and representations made in letters from the Acquiring Fund and the Acquired Fund addressed to us for our use in rendering this opinion (“Tax Representation Letters”). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (“Code”), Treasury regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

Based upon the foregoing, we are of the opinion that for U.S. federal income tax purposes:

•

the transfer to the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Assumed Liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its Shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of Assumed Liabilities of the Acquired Fund;

•

under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s Assumed Liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its Shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization;

•	under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund Shares;

Focused Small-Cap Growth Portfolio

Focused Mid-Cap Growth Portfolio

December 7, 2009

•	under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor;

•

under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of the Acquired Fund Shares exchanged therefor, provided that the Shareholder held the Acquired Fund Shares at the time of the Reorganization as capital assets;

•

under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

•

under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

This opinion does not address the tax consequences to contracts or securities on which gain or loss is recognized solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization. Our opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Plan, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects.

Sincerely yours,

/s/    Willkie Farr & Gallagher LLP